                                    FORM OF
                             LETTER OF TRANSMITTAL

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON               , 1998 (AS SUCH DATE AND TIME MAY BE EXTENDED BY
 THE COMPANY IN ITS SOLE DISCRETION, THE "EXPIRATION DATE").

                                 PRIMEDIA INC.
              (FORMERLY KNOWN AS K-III COMMUNICATIONS CORPORATION)
                  $9.20 SERIES E EXCHANGEABLE PREFERRED STOCK
                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

IF YOU DESIRE TO ACCEPT THE PREFERRED STOCK EXCHANGE OFFER, THIS LETTER OF TRANSMITTAL SHOULD BE COMPLETED, SIGNED, AND SUBMITTED TO THE BANK OF NEW YORK, EXCHANGE AGENT:

             BY MAIL:                   BY FACSIMILE TRANSMISSION:        BY HAND OR OVERNIGHT COURIER:
   Tender & Exchange Department      (For Eligible Institutions Only)      Tender & Exchange Department
          P.O. Box 11248                      (212) 815-6213                    101 Barclay Street
      Church Street Station          CONFIRM FACSIMILE BY TELEPHONE:        Receive and Deliver Window
     New York, NY 10286-1248             (For Confirmation Only)                New York, NY 10286
                                              (800) 507-9357

    Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile number other than that set forth above will not constitute a valid delivery.

    The undersigned hereby acknowledges receipt of the Prospectus dated       ,
1998 (the "PROSPECTUS") of PRIMEDIA Inc. (formerly known as K-III Communications Corporation), a Delaware corporation ("PRIMEDIA " or the "COMPANY"), and this Letter of Transmittal (the "LETTER OF TRANSMITTAL "), that together constitute the Company's offer (the "EXCHANGE OFFER ") to exchange one share (or fraction thereof) of its $9.20 Series F Exchangeable Preferred Stock (the "NEW PREFERRED STOCK") for each share (or fraction thereof) of its outstanding $9.20 Series E Exchangeable Preferred Stock (the "OLD PREFERRED STOCK"). The New Preferred Stock and the Old Preferred Stock are collectively referred to as the "PREFERRED STOCK". Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

    THE REGISTRATION STATEMENT ON FORM S-4 (FILE NO. 333-38451) OF WHICH THE PROSPECTUS IS A PART WAS DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE
COMMISSION ON       , 1998.

    The undersigned hereby tenders the shares of Old Preferred Stock described in Box 1 below (the "TENDERED SHARES") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Shares and the undersigned represents that it has received from each beneficial owner of Tendered Shares ("BENEFICIAL OWNERS") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

    Subject to, and effective upon, the acceptance for exchange of the Tendered Shares, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Company, all right, title, and interest in, to, and under the Tendered Shares.

    Please issue the shares of New Preferred Stock exchanged for Tendered Shares in the name(s) of the undersigned. Similarly, unless otherwise indicated under "SPECIAL DELIVERY INSTRUCTIONS" below (Box 3), please send or cause to be sent the certificate(s) for shares of New Preferred Stock (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

    The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver the Tendered Shares to the Company or cause ownership of the Tendered Shares to be transferred to, or upon the order of, the Company, on the books of the registrar for the Old Preferred Stock or on the account books maintained by a book-entry transfer facility and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the shares of New Preferred Stock to which the undersigned is entitled upon the acceptance by the Company of the Tendered Shares pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Shares, all in accordance with the terms of the Exchange Offer.

    The undersigned understands that tenders of shares of Old Preferred Stock pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Shares and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Shares are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company as necessary or desirable to complete and give effect to the transactions contemplated hereby.

    The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

    By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the shares of New Preferred Stock to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the New Preferred Stock, (iii) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Preferred Stock must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "SECURITIES ACT"), in connection with a secondary resale transaction of the shares of New Preferred Stock acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "COMMISSION") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer--Resales of the New Preferred Stock."

    The undersigned and each Beneficial Owner understands that any secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Commission. Except as otherwise disclosed to the Company in writing, the undersigned hereby represents and warrants that neither it nor any Beneficial Owner(s) is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company except as otherwise disclosed to the Company in writing.

    If the undersigned is a broker-dealer that will receive New Preferred Stock for its own account in exchange for Old Preferred Stock that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

                                                         BOX 1
                                      DESCRIPTION OF OLD PREFERRED STOCK TENDERED
                                     (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)

  NAME(S) AND ADDRESS(ES) OF
        REGISTERED OLD
 PREFERRED STOCK HOLDERS(S),           CERTIFICATE
 EXACTLY AS NAME(S) APPEAR(S)           NUMBER(S)                     AGGREGATE
    ON OLD PREFERRED STOCK             OF SHARES OF                NUMBER OF SHARES                 AGGREGATE
        CERTIFICATE(S)                OLD PREFERRED                  REPRESENTED                 NUMBER OF SHARES
  (PLEASE FILL IN, IF BLANK)              STOCK*                  BY CERTIFICATE(S)                 TENDERED**
                              TOTAL

   * Need not be completed by book-entry holders.

  ** Unless otherwise indicated in this column, the number of shares represented by all Old Preferred Stock Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

                                     BOX 2
                              BENEFICIAL OWNER(S)

       STATE OF PRINCIPAL RESIDENCE OF
           EACH BENEFICIAL OWNER OF
                                            NUMBER OF TENDERED SHARES
               TENDERED SHARES
                                          HELD FOR ACCOUNT OF BENEFICIAL
                                                      OWNER
    This Letter of Transmittal is to be used either if shares of Old Preferred Stock are to be forwarded herewith or if delivery of Old Preferred Stock is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

    Holders whose shares of Old Preferred Stock are not immediately available or who cannot deliver their shares of Old Preferred Stock and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their shares of Old Preferred Stock according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

/ /CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
   TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution _______________________________________________

/ / The Depository Trust Company

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

                                              BOX 3
                                SPECIAL DELIVERY INSTRUCTIONS
                                    (SEE INSTRUCTIONS 5, 6 AND 7)
 To be completed ONLY if the shares of New Preferred Stock exchanged for shares of Old Preferred Stock and untendered shares of Old Preferred Stock are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.
 Mail shares of New Preferred Stock and any untendered shares of Old Preferred Stock to:
 Name(s):
 ______________________________________________________________________________
 (please print)
 Address:
 ______________________________________________________________________________
 ______________________________________________________________________________
 ______________________________________________________________________________

 (include Zip Code)
 Tax Identification or
 Social Security No.:

                                              BOX 4
                                 USE OF GUARANTEED DELIVERY
 / /   CHECK HERE ONLY IF SHARES OF OLD PREFERRED STOCK ARE BEING
       TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.
       See Instruction 2. If this box is checked, please provide the following information:
 Name(s) of Registered Holder(s): _____________________________________________
 ______________________________________________________________________________
 Date of Execution of Notice of Guaranteed Delivery: __________________________ Name of Institution which Guaranteed Delivery: _______________________________ If Delivered by Book-Entry Transfer:
 Account Number: ______________________________________________________________

                                     BOX 5
                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9
   X _______________________________________________________________________
                                                     Signature Guarantee
                                                     (If required by
   Instruction 5)
   X _______________________________________________________________________
                                                     Authorized Signature
     (Signature of Registered Holder(s)
     or Authorized Signatory)
                                                      X ____________________
                                                      Name: ________________
   Note: The above lines must be signed by the
                                                            (please print)
   registered holder(s) of Old Preferred Stock as their name(s) appear(s) on the shares of Old
                                                      Title: _______________
   Preferred Stock or by person(s) authorized to
                                                     Name of Firm: _________
   become registered holder(s) (which must be
                                                                           (Must
                                                                   be an
                                                                   Eligible
                                                                   Institution
   transmitted with this Letter of Transmittal).
                 as defined in Instruction 2)
   If signature is by a trustee, executor, administrator, guardian, attorney-in-fact,
                                                      Address: _____________
   officer, or other person acting in a fiduciary
                                                               _____________
   or representative capacity, such person must set forth his or her full title below.
                                                               _____________
   See Instruction 5.
                                                                         (incude
                                                               Zip Code)
   Name(s): ________________________________________________________________
                                                     Area Code and Telephone
   Number:
            ________________________________________________________________
                                                                 ___________
   Capacity: _______________________________________________________________
                                                      Dated: _______________
             _______________________________________________________________
   Street Address: _________________________________________________________
          __________________________________________________________________
          __________________________________________________________________
          (include Zip Code)

   Area Code and Telephone Number:
                                        ____________________________________

   Tax Identification or Social Security Number:
                                        ____________________________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: __________________________________________________________________________

Address: _______________________________________________________________________

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to engage in, a distribution of New Preferred Stock. If the undersigned is a broker-dealer that will receive New Preferred Stock for its own account in exchange for Old Preferred Stock that was acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD PREFERRED STOCK. The Tendered Shares or confirmation of any book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal, a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Old Preferred Stock and all other required documents is at the election and risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither PRIMEDIA nor the registrar is under any obligation to notify any tendering holder of the Company's acceptance of Tendered Shares prior to the Expiration Date.

    2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their shares of Old Preferred Stock but whose shares of Old Preferred Stock are not immediately available and who cannot deliver their shares of Old Preferred Stock, Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their shares of Old Preferred Stock according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or if the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "ELIGIBLE INSTITUTION") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery setting forth the name and address of the holder, the certificate number or numbers of the Tendered Shares, and the principal amount of Tendered Shares, stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Tendered Shares (or a confirmation of any book-entry transfer of the Old Preferred Stock into the Exchange Agent's account at a book-entry transfer facility) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed documents required by this Letter of Transmittal and the Tendered Shares (or a confirmation of any book-entry transfer of the Old Preferred Stock into the Exchange Agent's account at a book-entry transfer facility) in proper form for transfer must be received by the Exchange Agent within three business days after the Expiration Date. Any holder who wishes to tender shares of Old Preferred Stock pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such shares of Old Preferred Stock prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

    3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name the shares of Old Preferred Stock are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of shares of Old Preferred Stock who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder from Beneficial Owner form accompanying this Letter of Transmittal.

    4. PARTIAL TENDERS. If less than the entire number of shares of Old Preferred Stock is tendered, the tendering holder should fill in the number of shares tendered in the column labeled "Aggregate Number of Shares Tendered" of the box entitled "Description of Old Preferred Stock Tendered" (Box 1) above. The entire number of shares of Old Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of shares of all Old Preferred Stock is not tendered, shares of Old Preferred Stock for the number of shares of Old Preferred Stock not tendered and shares of New Preferred Stock exchanged for any shares of Old Preferred Stock tendered will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

    5. SIGNATURES ON THE LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Shares, the signature must correspond with the name(s) as written on the face of the Tendered Shares without alteration, enlargement, or any change whatsoever.

    If any of the Tendered Shares are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Shares are held in different names on several shares of Old Preferred Stock, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which Tendered Shares are held.

    If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Preferred Stock) of Tendered Shares tendered and shares of New Preferred Stock are to be issued (or any untendered shares of Old Preferred Stock are to be reissued) to the registered holder(s), the registered holder(s) need not and should not endorse any Tendered Shares nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the shares of Old Preferred Stock tendered or transmit a properly completed separate stock power with this Letter of Transmittal, with the signature(s) on the endorsement or stock power guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the Registered Holder(s) of any shares of Old Preferred Stock, the Tendered Shares must be endorsed or accompanied by appropriate stock powers, in each case, signed as the name of the registered holder(s) appears on the shares of Old Preferred Stock, with the signature on the endorsement or stock power guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any shares of Old Preferred Stock or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

    Endorsements on shares of Old Preferred Stock or signatures on stock powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

    Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Shares are tendered (i) by a Registered Holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

    6. SPECIAL DELIVERY INSTRUCTIONS. Tendering Eligible Holders should indicate, in the applicable box (Box 3), the name and address to which the shares of New Preferred Stock and/or substitute shares of Old Preferred Stock for shares not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal.

    7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Old Preferred Stock to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Old Preferred Stock to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

    Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the shares of Old Preferred Stock listed in this Letter of Transmittal.

    8. SUBSTITUTE FORM W-9. Federal income tax law requires that a holder of any shares of Old Preferred Stock which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number, and with certain other information, on Substitute Form W-9 (which is provided herein), and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder to a $50 penalty imposed by the Internal Revenue Service (the "IRS") and 31% federal income tax backup withholding on payments made in connection with the Exchange Offer. (If withholding results in an over-payment of taxes, a refund may be obtained from the IRS.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Company. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the shares of Old Preferred Stock are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

    PRIMEDIA reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

    9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Tendered Shares will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all shares of Old Preferred Stock not validly tendered or any shares of Old Preferred Stock the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects, irregularities or conditions of tender as to particular shares of Old Preferred Stock. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of shares of Old Preferred Stock must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of shares of Old Preferred Stock, but shall not incur any liability for failure to give such notification.

    10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any Tendered Shares.

    11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of shares of Old Preferred Stock or transmittal of this Letter of Transmittal will be accepted.

    12.  MUTILATED, LOST, STOLEN, OR DESTROYED SHARES OF OLD PREFERRED
STOCK. Any tendering holder whose shares of Old Preferred Stock have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

    13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

    14. ACCEPTANCE OF TENDERED SHARES AND ISSUANCE OF SHARES OF NEW PREFERRED STOCK; RETURN SHARES OF OLD PREFERRED STOCK. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered shares of Old Preferred Stock as soon as practicable after the Expiration Date and will issue shares of New Preferred Stock therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered shares of Old Preferred Stock when, as and if the Company has given written or oral notice thereof to the Exchange Agent. If any Tendered Shares are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged shares of Old Preferred Stock will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions."

    15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

                                       PAYOR'S NAME: PRIMEDIA
SUBSTITUTE                     Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below. See instructions if your name has changed.)
                               Address
FORM W-9
                               City, state and ZIP Code
Department of the Treasury
                               List account number(s) here (optional)
Internal Revenue Service       Part 1 - PLEASE PROVIDE YOUR TAXPAYER               Social Security
                               IDENTIFICATON NUMBER ("TIN") IN THE BOX AT RIGHT    number or TIN
                               AND CERTIFY BY SIGNING AND DATING BELOW
                               Part 2 - Check the box if you are NOT subject to backup withholding under the provisions of section 3408(a)(1)(C) of the Internal Revenue
                               Code
                               because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends
                               or
                               (2) the Internal Revenue Service has notified you that you are no longer
                               subject to backup withholding. / /
Payor's Request for TIN        CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I   Part 3 -
                               CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM
                               IS TRUE, CORRECT AND COMPLETE                       AWAITING TIN

                               Signature  Date                                            / /

Note: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                        INSTRUCTION TO REGISTERED HOLDER
                             FROM BENEFICIAL OWNER
                                       OF
                                 PRIMEDIA INC.
              (FORMERLY KNOWN AS K-III COMMUNICATIONS CORPORATION)
                  $9.20 SERIES E EXCHANGEABLE PREFERRED STOCK

    The undersigned hereby acknowledges receipt of the Prospectus dated
          , 1998 (the "PROSPECTUS") of PRIMEDIA Inc. (formerly known as K-III Communications Corporation), a Delaware corporation (THE "COMPANY"), and the accompanying Letter of Transmittal (the "LETTER OF TRANSMITTAL"), that together constitute the Company's offer (the "EXCHANGE OFFER"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

    This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the $9.20 Series E Exchangeable Preferred Stock (the "OLD PREFERRED STOCK") held by you for the account of the undersigned.

    The number of shares of the Old Preferred Stock held by you for the account of the undersigned is (FILL IN NUMBER OF SHARES):
    _________ shares of Old Preferred Stock.

    With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

    / / To TENDER the following shares of Old Preferred Stock held by you for the account of the undersigned (INSERT NUMBER OF SHARES OF OLD PREFERRED STOCK TO BE TENDERED, IF ANY):
        _________ shares of Old Preferred Stock.

        / / NOT to TENDER any shares of Old Preferred Stock held by you for the account of the undersigned.

If the undersigned instructs you to tender the shares of Old Preferred Stock held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representation and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a Beneficial Owner (as defined in the Letter of Transmittal), including but not limited to the representations that (i) the undersigned's principal residence is in the state of (FILL IN STATE) _____________________ ,
(ii) the undersigned is acquiring the shares of New Preferred Stock in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the New Preferred Stock, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the New Preferred Stock must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), in connection with a secondary resale transaction of the New Preferred Stock acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer--Resales of the New Preferred Stock", (v) the undersigned understands that a secondary resale transaction described in (iv) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Commission and (vi) the undersigned is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Company except as otherwise disclosed to the Company in writing; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such shares of Old Preferred Stock.

                                   SIGN HERE
Name of Beneficial Owner(s): ___________________________________________________
Signature(s): __________________________________________________________________
Name(s) (PLEASE PRINT): ________________________________________________________
Address: _______________________________________________________________________
         _______________________________________________________________________
Telephone Number: ______________________________________________________________
Taxpayer Identification or Social Security Number: _____________________________
Date: __________________________________________________________________________